Exhibit 99.12

                              AMENDED AND RESTATED
                     EXECUTIVE SALARY CONTINUATION AGREEMENT
                     ---------------------------------------

        THIS AGREEMENT is made and entered into this 18th day of June, 2004, by and between SAN JOAQUIN BANK, a corporation organized under the laws of the State of California (hereinafter referred to as the "Employer"), and BART HILL, an individual residing in the State of California (hereinafter referred to as the ("Executive"). This Agreement is an amendment and restatement of an agreement between the parties that was originally entered into on October 3, 1996, and was most recently amended and restated on June 3, 2003.

                                    RECITALS
                                    --------

        WHEREAS, the Executive is an employee of the Employer and is serving as the Chairman of its Board of Directors.

        WHEREAS, the Executive's experience and knowledge of the affairs of the Employer and the banking industry are extensive and valuable;

        WHEREAS, it is deemed to be in the best interests of the Employer to provide the Executive with certain salary continuation benefits, on the terms and conditions set forth herein, in order to reasonably induce the Executive to remain in the Employer's employment; and

        WHEREAS, the Executive and the Employer wish to specify in writing the terms and conditions upon which this additional compensatory incentive will be provided to the Executive, or to the Executive's designated beneficiaries, as the case may be;

        NOW, THEREFORE, in consideration of the services to be performed in the future, as well as the mutual promises and covenants contained herein, the Executive and the Employer agree as follows:

                                    AGREEMENT
                                    ---------

        1.   Terms and Definitions.
             ---------------------

             1.1 ADMINISTRATOR. The Employer shall be the "Administrator" and solely for Purposes of ERISA, the "fiduciary" of this Agreement where a fiduciary is required by ERISA.

             1.2 ANNUAL BENEFIT. The term "Annual Benefit" shall mean an annual amount of $ 220000, which represents fifty percent (50%) of Executive's total compensation as of June 15, 2004, of S 440,000 determined by adding annual salary of $ 240,000 to the bonus of $200,000 awarded to Executive in January of 2004. In any year that Executive's total compensation (current salary plus bonus paid in such year) increases, the annual benefit shall be increased to an amount equal to fifty percent (50%) of such total compensation. No decrease in Annual Benefit shall be made in any year when Executive's total compensation shall decrease, whether by reason of a decrease in regular payroll payments or by a decrease in or elimination of bonus that Employer's Board of Directors may by resolution duly passed and communicated in writing to Executive, freeze the

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Annual  Benefit  at a given  dollar  amount  but may not  decrease  a level once established. Once the payment of the Annual Benefit has commenced, the Annual Benefit shall be increased annually by at least the increase in the Consumer Price Index ("CPI") for the preceding calendar year, up to a maximum of two percent (2%); provided, however, such maximum shall be increased up to the total dollar amount that all past aggregate CPI increases to the Annual Benefit are less than the dollar amount of all potential aggregate increases determined as if the CPI had actually been two percent (2%) in all such past years. Thus, if in a year the Annual Benefit could have increased by $3,500 but only increased by $2,000 because actual CPI was less than 2%, the $1,500 difference shall be used in the future to increase the Annual Benefit when CPI is greater than 2%.

             1.3 APPLICABLE PERCENTAGE. The term "Applicable Percentage" shall mean that percentage listed on Schedule "A," attached hereto, which is adjacent to the number of complete years (with a "year" being the performance of personal services for or on behalf of the Employer as an employee for a period of 365 days) which have elapsed starting from Effective Date of this Agreement and ending on the date the Executive's employment terminates for purposes of this Agreement. In the event that Executive's employment with Employer is terminated other than by reason of death, Disability or Retirement on the part of the Executive, Executive shall be deemed for purposes of determining the number of complete years to have completed a year of service in its entirety for any partial year of service after the last anniversary date of the Effective Date during which the Executive's employment is terminated, provided that in no event shall Executive be deemed to have completed a year of service for any partial year if the partial year occurs prior to the first anniversary date of this Agreement. For purposes of this Agreement, employment shall include service on the Employer's Board of Directors regardless of whether Executive continues as a common law employee of the Employer.

             1.4 BENEFICIARY. The term "beneficiary" or "designated beneficiary" shall mean the person or persons whom the Executive shall designate in a valid Beneficiary Designation, a copy of which is attached hereto as Exhibit "B," to receive any Joint and Survivor Annuity payments to be made after the death of the Executive and the Spouse. A Beneficiary Designation shall be valid only if it is in the form attached hereto and made a part hereof and is received by the Administrator prior to the Executive's death.

             1.5 CODE. The term "Code" shall mean the Internal Revenue Code of 1986, as amended (the "Code").

             1.6 DISABILITY/DISABLED. The term "Disability" or "Disabled" shall mean a physical or mental impairment which is of such permanence and degree that Executive is unable because of such impairment to perform any gainful activity for the Employer for which the Executive is suited by virtue of experience, training or education. A finding of Disability shall be supported by any one or more of the following;

             (a) Written certification from a physician that is licensed to practice medicine in the state in which the physician treated the Executive indicating that the Executive has a physical or mental impairment which is of such permanence and degree that the Executive is unable because of such

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impairment  to perform  any  gainful  activity  for the  Employer  for which the
Participant is suited by virtue of experience, training or education; or

             (b) Written notification from the principal long term disability plan offered by the Employer covering the Executive ("LTD Plant") indicating that the Executive has been determined by the LTD Plan to meet the disability requirements necessary to obtain long term disability benefits under the LTD Plan; or

             (c) Written notification from the Social Security Administration that the Executive has been determined to have been disabled under Title II or Title XVI of the Social Security Act.

        Notwithstanding the foregoing, in no event shall the Executive be treated as Disabled and thereby entitled to benefits under this Agreement if the Executive is performing services in any capacity for a "competitor," as defined in Section 3.6.

             1.7 Early Retirement Date. The term Early Retirement Date means the Retirement (as defined below) of the Executive on a date which occurs after Executive has attained age sixty (60).

             1.8 Effective Date. The term "Effective Date" shall mean the date upon which the Executive Salary Continuation Plan was originally approved by the Board of Directors of Employer, to wit, October 3, 1996.

             1.9 ERISA. The term "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

             1.10 Joint and Survivor Annuity. The term "Joint and Survivor Annuity" shall mean a stream of payments, each one of which is equal to one hundred percent (100%) of the Annual Benefit, that is paid on an annual basis over a period of time that continues until the later of (i) the death of the last to die of the Executive or the Spouse or (ii) the expiration of twelve (12) years from the Executive's Retirement Date. The payment of one hundred percent (100%) of the Annual Benefit in the form of the Joint and Survivor Annuity is based upon the assumption that such payments would begin on the Executive's Retirement Date and the life expectancies of the Executive and the Spouse on the Retirement Date. Accordingly, if payments of the Annual Benefit are to begin on a date that is earlier or later than the Executive's Retirement Date, the Annual Benefit will be actuarially adjusted to reflect the increased or decreased life expectancies, respectively, over which the Annual Benefit is to be paid. For purposes of making such actuarial adjustments, life expectancy shall be computed. using the expected return multiples in Table V of section 1.72-9 of the United States Federal Treasury Regulations and a capitalization rate of five percent (5%).

             1.11  PLAN YEAR. The term "Plan Year" shall mean the calendar year.

             1.12 RETIREMENT. The term "Retirement" or "Retires" shall refer to the date (on or after the Retirement Date or Early Retirement Date) or which the Executive gives notice of his intent to retire and substantially reduces the scope of his employment with the Employer.

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

             1.13 RETIREMENT DATE. Retirement Date means the date the Executive reaches age sixty-five (65).

             1.14 SALE OF BUSINESS. The term "Sale of Business" shall means any (ii) merger, consolidation or reorganization of the Employer in which (a) the Employer does not survive or (b) the Employer survives with a resulting change in beneficial ownership of the Employer of more than 50% of the voting shares of the Employer, (ii) sale of more than 50% of the beneficial ownership of the voting shares of the Employer to any person or group or persons acting in concert, (iii) transfer or sale of more than 50o1a of the total market value of the assets of Employer as reflected in the most recent published balance sheet of the Employer, or (iv) turnover of greater than 501/o of the Employer's Board of Directors during any consecutive twenty-four month period, excluding for purposes of both the numerator and denominator, directors who terminate by reasons of death or disability. The creation of the bank holding company, to be named San Joaquin Bancorp-, a California corporation, and the subsequent acquisition of San Joaquin Bank, a California corporation, by San Joaquin Bankcorp. does not constitute a "Sale of Business" under this Section 1.14. For purposes of this Section 1.14 only, the term "Employer" shall mean San Joaquin Bank and/or San Joaquin Bancorp.

             1.15 Spouse. The term "Spouse" shall mean Napier Hill, who is the person legally married to the Executive on the date of this Agreement.

        2.   Scope, Purpose and Effect.
             -------------------------

             2.1 CONTRACT OF EMPLOYMENT. Although this Agreement is intended to provide the Executive with an additional incentive to remain in the employ of the Employer, this Agreement shall not be deemed to constitute a contract of employment between the Executive and the Employer, nor shall any provision of this Agreement restrict or expand the right of the Employer to terminate the Executive's employment. This Agreement shall have no impact or effect upon any separate written Employment Agreement which the Executive may have with the Employer, it being the parties' intention and agreement that unless this Agreement is specifically referenced in said Employment Agreement (or any modification thereto), this Agreement (and the Employer's obligations hereunder) shall stand separate and apart and shall have no effect upon, nor be affected by, the terms and provisions of said Employment Agreement.

             2.2 FRINGE BENEFIT. The benefits provided by this Agreement are granted by the Employer as a fringe benefit to the Executive and are not a part of any salary reduction plan or any arrangement deferring a bonus or a salary increase. The Executive has no option to take any current payments or bonus in lieu of the benefits provided by this Agreement. The benefits provided under this Agreement are in lieu of any benefits that otherwise would be provided to Executive under that certain Life Insurance Endorsement Method Split Dollar Plan Agreement between the Employer and the Executive, which the parties agree will be cancelled and thereunder be of no further force and effect.

             2.3   Tax Effect of Payments.
                   ----------------------

             (a) GROSS-UP PAYMENT. In the event that it is determined that any payment or distribution of any type to or for the benefit of the Executive made by the Employer, by any of its affiliates, by any person who acquires ownership or effective control of the Employer or ownership of a substantial portion of

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the  Employer's  assets  (within  the  meaning of section  280G of the  internal
Revenue Code of 1986, as amended, and the regulations thereunder (the "Code") or by any affiliate of such person, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (the "Total Payments"), would be subject to the excise tax imposed by section 4999 of the Code or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest or penalties are collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount that shall fund the payment by the Executive of any Excise Tax on the Total Payments as well as all income taxes imposed on the Gross-Up Payment, any Excise Tax imposed on the Gross-Up Payment and any interest or penalties imposed with respect to taxes on the Gross-Up Payment or any Excise Tax.

             (b) DETERMINATION BY AUDITORS. All mathematical determinations and all determinations of whether any of the Total Payments are "parachute payments" (within the meaning of section 280G of the Code) that are required to be made under this Section 2.3, including all determinations of whether a Gross-Up Payment is required, of the amount of such Gross-Up Payment and of amounts relevant to the last sentence of this Section 2.3, shall be made by the independent auditors retained by the Employer most recently prior to the change of control (the "Auditors"), who shall provide their determination (the
"Determination"), together with detailed supporting calculations regarding the amount of any Gross-Up Payment and any other relevant matters both to the Employer and to the Executive within seven (7) business days of the Executive's termination date, if applicable, on such earlier time as is requested by the Employer or by the Executive (if the Executive reasonably believes that any of the Total Payments may be subject to the Excise Tax). If the Auditors determine that no Excise Tax is payable by the Executive, it shall furnish the Executive with a written statement that such Auditors have concluded that no Excise Tax is payable (including the reasons therefor) and that the Executive has substantial authority not to report any Excise Tax on the Executive's federal income tax return. If a Gross-Up Payment is determined to be payable, it shall be paid to the Executive within five (5) business days after the Determination is delivered to the Employer or the Executive. Any determination by the Auditors shall be binding upon the Employer and the Executive, absent manifest error.

             (c) UNDERPAYMENTS AND OVERPAYMENTS. As a result of uncertainty in the application of section 4999 of the Code at the time of the initial determination by the Auditors hereunder, it is possible that Gross-Up Payments not made by the Employer should have been made ("Underpayments' or that Gross-Up Payments will have been made by the Employer which should not have been made ("Overpayments"). In either event, the Auditors shall determine the amount of the Underpayments or Overpayment that has occurred. In the case of an Underpayment, the amount of such Underpayment shall promptly be paid by the Employer to or for the benefit of the Executive. In the case of an Overpayment, the Executive shall, at the direction and expense of the Employer, take such steps as are reasonably necessary (including the filing of returns and claims for refund), follow reasonable instructions from, and procedures established by, the Employer and otherwise reasonably cooperate with the Employer to correct such overpayment; provided, however, that (i) the Executive shall in no event be obligated to return to the Employer an amount greater than the net after-tax portion of the Overpayment that the Executive has retained or has recovered as a refund from the applicable taxing authorities, and (ii) this provision shall be interpreted in a manner consistent with the intent of this Section 2.3, which is to make the Executive whole, on an after tax basis, for the application of the Excise Tax, it being understood that the correction of an Overpayment may result

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in the  Executive's  repaying to the  Employer an amount  which is less than the
Overpayment.

        3.   Payments of Annual Benefit.
             --------------------------

             3.1 PAYMENTS AT OR AFTER RETIREMENT. If the Executive shall remain in the continuous employment of the Employer until his Retirement Date, the Annual Benefit, as defined above, shall be paid in the form of the Joint and Survivor Annuity. Each year the Annual Benefit will be paid in twelve (12) equal monthly payments on the first day of each month during the year, beginning with the month following the Retirement Date. If the Executive continues employment after his Retirement Date, payment of his Annual Benefit shall commence on the date of his actual Retirement and such Annual Benefit shall be actuarially adjusted in accordance with Section 1.10 to reflect the postponement of payment of the Annual Benefit.

             3.2 PAYMENTS IN THE EVENT OF DEATH. If the Executive dies before he actually Retires, the Executive's Annual Benefit shall be reduced by determining the discounted value of the Annual Benefit based on a capitalization rate of five percent (4%) for the period of time, if any, by which the date of the Executive's death is earlier than the Executive's normal Retirement Date. The Applicable Percentage shall be one hundred percent (100%) and annual payments of 100% of the Annual Benefit, as adjusted herein, shall be made to the Spouse or Beneficiary, as the case may be, until the later of (i) the death of the Spouse or (ii) the expiration of twelve (12) years from the Executive's Retirement Date, with each installment to be paid on the first day of each month, commencing with the month following the Executive's death. Each installment shall consist of one-twelfth (1/12) of the Applicable Percentage of the Annual Benefit, as actuarially adjusted in accordance with Section 1.10.

             3.3 PAYMENTS IN THE EVENT OF DISABILITY. If the Executive becomes Disabled while actively employed by the Employer at any time after the date of this Agreement but prior to Retirement, the Executive shall: (i) for purposes of this Section 3.3 only continue to be treated during such period of Disability as being gainfully employed by the Employer with an annual compensation equal to. his annual compensation at the time of Disability, increased by two percent (2%) each year thereafter, provided, however, the Executive shall not by virtue of this provision actually be paid salary by the Employer and shall not be credited with additional years of service during the Executive's Disability for the purpose of determining the Annual Benefit ; and (ii) be entitled to be paid the Applicable Percentage, of the Annual Benefit, as set forth on Schedule "A," for life, with each installment to be paid on the first day of each month beginning with the month following the month in which the Executive attains sixty five
(65) years of age. If Executive ceases to receive Disability benefits under the Executive's principal Disability insurance policy and does not, at such time, return to, and thereafter fulfill the responsibilities associated with, the employment position held with the Employer prior to becoming Disabled by reason of such Disability continuing, then Executive shall receive for life payments of the Applicable Percentage of the annual Benefit, as actuarially adjusted in accordance with Section 1.10j. Notwithstanding anything to the contrary set forth in this Section 3.3, if the Executive is eligible for Early Retirement at the time Executive becomes Disabled, the Executive may elect, by giving written notice to the Employer, to take Early Retirement benefits under Section 3.6 in lieu of Disability benefits under this Section 3.3.

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             3.4   PAYMENTS IN  THE EVENT  EMPLOYMENT  IS  TERMINATED  BY REASON
OTHER THAN DISABILITY, SALE OF BUSINESS, EARLY RETIREMENT OR RETIREMENT. As indicated in Section 2.1 above, the Employer reserves the right to terminate the Executive's employment with or without cause but subject to any written employment agreement which may then exist in the event that the employment of the Executive is terminated prior to the Early Retirement Date for any reason other than by reason of Disability or Sale of Business, the Executive shall be entitled to be paid the Applicable Percentage of the Annual Benefit, as determined by the applicable years of service at the time of the Executive's termination of employment with the Employer. The method for paying such amount shall be the Joint and Survivor Annuity, with each installment to be paid on the first day of each month, beginning with the month following the month in which the Executive attains sixty-five (65) years of age.

             3.5 SALE OF BUSINESS. In the event there is a Sale of Business, the Executive shall be entitled to be paid, in lieu of all benefits otherwise payable under this Agreement, a lump sum determined by calculating the present value of the payment of the Annual Benefit specified in Section 1.2 for the life of Executive and his Spouse based on a capitalization rate of five percent (5%), provided, however, if at the time of a Sale of Business payments to the Executive have already begun due to Retirement, Early Retirement or Disability of the Executive, the lump sum payment shall be the Annual Benefit (reduced, if applicable, by the Applicable Percentage determined in accordance with Schedule "A") times the number of years (or fraction thereof) remaining to be paid reduced to present value based on a capitalization rate of five percent (5%). Discounting to determine present value refers to a discount to determine the present value of a stream of payments for the remaining years of Executive's life and that of his Spouse (actuarially projected) but shall not (in the case of an Executive who has not presently begun to receive payments) reflect any discount for the period of time starting with the Sale of Business and ending with the Executive's Retirement Date. For purposes of this Section 3.5, life expectancy shall be computed using the expected return multiples in Table V of section 1.72-9 of the United States Federal Treasury Regulations.

             3.6 PAYMENTS IN THE EVENT THE EXECUTIVE ELECTS EARLY RETIREMENT. If the Executive shall remain in the continuous employment of the Employee until his Early Retirement Date and shall then Retire, the Executive's Annual Benefit shall be reduced by determining the discounted value of the Annual Benefit based on a capitalization rate of five percent (5%) for the period of time between the elected Early Retirement Date and the Executive's normal Retirement Date. The Applicable Percentage shall be 100% and the method for paying the Annual Benefit, as adjusted herein, shall be the Joint and Survivor Annuity, with each installment to be paid on the first day of each month, following the month of the Executive's Early Retirement. Each installment shall consist of one-twelfth (1/12) of the Applicable Percentage on the reduced Annual Benefit, as actuarially adjusted in accordance with Section 1.10. Prior to the date the Executive reaches age sixty-five (65), no payments shall be made under this
Section 3.6 during any period in which the Executive is performing services for a competitor of the Employer. Such payments shall be forfeited and shall not be used to actuarially increase the Early Retirement payments which shall recommence upon the earlier of the date the Executive reaches age sixty-five
(65) or ceases to work for such competitor. The term "competitor" shall refer to a business entity conducting a business competitive to one conducted by Employer, but only if the Executive is providing services in a California county where Employer conducts business.

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        4.   Executive Retiree Medical Benefits.
             ----------------------------------

             4.1   ELIGIBILITY.  The   Executive  and/or  the  Spouse  shall  be
entitled to receive the retiree medical benefits described in this Section 4 (the "Executive Retiree Medical Benefits") if one or more of the following requirements are met:

             (a) The Executive becomes entitled to payment of all or any portion of the Annual Benefit due to termination of the Executive' s employment by reason of Disability, Sale of Business, Early Retirement, or Retirement.

             (b) The Executive while employed by the Employer is no longer eligible for coverage for the medical, dental and vision benefits offered by the Employer to its then similarly situated currently active employees under its group health plan because the number of hours per week that the Executive is employed by the Employer has fallen below the minimum number of hours required in order to be eligible for coverage for medical, dental and vision benefits under the Employer's group health plan;

             (c) The Executive is no longer eligible for coverage for medical, dental and/or vision benefits because the Employer no longer offers group health plan coverage to its employees; or

             (d) The spouse becomes entitled to payment of all or any portion of the Annual Benefit in accordance with Section 3.2 of this Agreement.

             4.2 EXECUTIVE RETIREE MEDICAL BENEFITS. Subject to the provisions set forth below, if the foregoing eligibility requirements are met, the Employer will provide the Executive and/or the Spouse with access to coverage for medical, dental and vision benefits under any such option then offered by the Employer to its then similarly situated currently active employees under the Employer's group health plan, or subject to the limitations set forth in Section
4.6 under individual policies. The Employer will pay 100% of the cost of the premium, or in the case of a self-funded plan, 100% of the cost of coverage, for the selected coverage for the duration of the lifetime of the Executive.

             4.3   DURATION OF PROVISION OF COVERAGE.

             (a) GENERAL. Subject to the provisions set forth below, if the foregoing eligibility requirements are met, both the Executive and the Spouse shall be entitled to receive Executive Retiree Medical Benefits for the duration of other Executive's lifetime.

             (b)   DEATH OF  EXECUTIVE.  Subject to the  provision  set forth in
Section 4.3(c) below, in the event of the Executive's death prior to the death of the Spouse and following the commencement of the provision of Executive Retiree Medical Benefits to the Executive and the Spouse, the Spouse shall be entitled to continue to receive Executive Retiree Medical Benefits for the duration of the Spouse's lifetime. If the Spouse becomes entitled to payment of all or any portion of the Annual Benefit in accordance with Section 3.2 of this Agreement, then the Spouse shall be entitled to receive Executive Retiree Medical Benefits for the duration of the Spouse's lifetime.

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             (c)   EFFECT  OF  DIVORCE;  NEW  SPOUSE.  In  the  event  that  the
Executive and the Spouse divorce prior to the commencement of the provision of Executive Retiree Medical Benefits to the Executive, the Spouse will not be eligible to receive Executive Retiree Medical Benefits and shall instead be eligible for COBRA continuation coverage in accordance with the provisions of the Employer's group health plan, if applicable. If the Executive and the Spouse divorce following the commencement of the provision of Executive Retiree Medical Benefits to the Executive and/or Spouse, then the Spouse shall cease to receive
Executive   Retiree  Medical  Benefits  and  shall  become  eligible  for  COBRA continuation coverage in accordance with the provisions of the Employer's group health plan, if applicable. If following a divorce from the Spouse the Executive acquires a new spouse, the Employer may elect in its sole discretion to provide Executive Retiree Medical Benefits to the new spouse. However, the Employer is under no obligation to provide Executive Retiree Medical Benefits to the new spouse.

             4.4 COMPLIANCE WITH EMPLOYER POLICIES AND PROGRAMS. The Employer's obligation to provide Executive Retiree Medical Benefits to the Executive and/or Spouse under this Agreement is subject to the Executive and/or Spouse's compliance with any applicable requirements as set forth in the medical, dental and/or vision benefit programs for which the Executive and/or Spouse have selected coverage, as then in effect. The provisions of the Executive Retiree Medical Benefits options are set forth in detail in coverage certificates, insurance policies, and plan descriptions, as then in effect, the terms of which are incorporated herein. If the Executive and/or Spouse fail to comply with any such applicable requirements, then notwithstanding anything to the contrary herein, the Employer will have no obligation to commence or continue to provide access to coverage for medical, dental and vision benefits or payment for any portion of the premium or cost of such benefits for the Executive and/or Spouse, or any benefit or payment in lieu of such benefits to the Executive and/or Spouse. Notwithstanding the foregoing, the limitation of the Employer's obligation to provide Executive Retiree Medical Benefits to the Executive and/or Spouse as set forth in this Section 4.4 shall not apply with respect to the Executive's and/or Spouse's failure to comply with any initial eligibility requirements as set forth in the medical; dental and/or vision benefit programs for which the Executive and/or Spouse have selected coverage.

             4.5 LIMITATION OF EMPLOYER'S OBLIGATION TO PROVIDE RETIREE MEDICAL BENEFITS. Notwithstanding anything to the contrary herein, the Employer will have no obligation to commence or continue to provide access to coverage for medical, dental and vision benefits under the Employer's group medical insurance policies or, if applicable, a self funded group medical benefit plan, or payment for any portion of the premium or cost of benefits for the Executive and/or Spouse to the extent that the Employer is unable to cover one or both of such individuals under its group medical insurance policies or the Employer no longer has group insurance policies or a self funded group medical benefits plan that covers similarly situated currently active employees.

             4.6 PROVISION OF COVERAGE UNDER INDIVIDUAL POLICIES. To the extent Section 4.5 applies, the Employer shall seek to provide access to coverage for medical, dental and/or vision benefits under individual insurance policies for the Executive and/or Spouse. The Employer shall pay the entire premium for such individual insurance policies if the cost of an individual policy for the Executive and/or the Spouse does not exceed three times the cost of coverage of a similarly situated currently active employee's policy under the Employer's group medical insurance policy as most recently in effect (the
"Maximum Covered Premium"). If the cost of an individual policy for the Executive and/or 9 the Spouse exceeds the Maximum Covered Premium at any time, then the Executive may elect to pay the cost of coverage that exceeds the Maximum Covered Premium (and the Employer will pay the cost of coverage up to the Maximum Covered Premium) (and thereby obtain coverage under an individual policy for the Executive and/or the Spouse. If the Executive and/or Spouse fail to pay required monthly premiums or elect to discontinue coverage for the Executive and/or the Spouse, the Executive and/or Spouse may not recommence coverage in the future. If the cost of individual policy coverage would exceed the Maximum Covered Premium and the Executive does not elect to pay for the cost of coverage that exceeds the Maximum Covered Premium, then Employer will have no obligation to provide Executive Retiree Medical Benefits to the Executive and/or Spouse or any benefit or payment in lieu of such benefits to the Executive and/or Spouse. However, the Employer may elect to provide such benefits to the Executive and/or Spouse, in the Employer's sole discretion.

             4.7 EXECUTIVE RETIREE MEDICAL BENEFITS ARE SECONDARY. All benefits payable to or on behalf of the Executive and/or Spouse under the terms of this Agreement are secondary to all other medical benefits that the Executive and/or Spouse re eligible to receive from any other source, including but not limited to Medicare.

             4.8 NON-COMPLETE. The Executive and Spouse will not be eligible to receive Executive Retiree Medical Benefits if the Executive is employed by any other financial institution following retirement from San Joaquin Bank, unless San Joaquin Bank elects, in its sole discretion, to waive this condition, "Employment" in this context includes all forms of employment, both full time and part time, as well as any form of consulting, whether paid or unpaid. "Financial institution" means any for profit or non-profit business enterprise that provides services that are the same as or are similar to any service provided by San Joaquin Bank. Executive Retiree Medical Benefits cannot be reinstated once the Executive and Spouse have become ineligible to receive Executive Retiree Medical Benefits due to the Executive's employment by another financial institution, unless San Joaquin Bank elects, in its sole discretion, to waive this condition.

        5. RABBI TRUST. The Employer shall establish a grantor trust (commonly referred to as a "rabbi trust") and contribute assets to such trust to provide for the payment of the amounts which may become payable to the Executive, the Executive's spouse or the Executive's beneficiaries under the terms of this Agreement. The Executive shall not have any ownership interest in the assets held in such trust. The assets of such trust shall only be available to the Employer in the event of bankruptcy or insolvency of the Employer, in which case the benefits shall be available to the Employer's general creditors.

        6. TAX TREATMENT. The Employer's obligation to pay benefits under this Agreement is not contingent on the tax treatment of any such benefits, regardless of whether there is a change in the law with respect to the tax treatment of such benefit after the Effective Date of this Agreement.

        7. CLAIMS PROCEDURE. The claims procedure applicable to a claim for benefits under this Agreement is as set forth on Addendum A, attached hereto.

        8. STATUS OF AN UNSECURED GENERAL CREDITOR. Notwithstanding anything contained herein to the contrary: (i) neither the Executive, the Executive's spouse nor the Executive's beneficiary shall have any legal or equitable rights, interests or claims in or to any specific property or assets of the Employer,

(ii) except as expressly provided for herein, none of the Employer's assets shall be held in or under any trust for the benefit of the Executive, the Executive's spouse or the Executive's beneficiary or held in any way as security for the fulfillment of the obligations of the Employer under this Agreement,
(iii) all of the Employer's assets shall be and remain the general unpledged and unrestricted assets of the Employer; (iv) the Employer's obligation under this Agreement shall be that of an unfunded and unsecured promise by the Employer to pay money in the future; and (v) the Executive, the Executive's spouse and the Executive's beneficiary shall be unsecured general creditors with respect to any benefits which may be payable under the terms of this Agreement.

        9. COVENANT NOT TO INTERFERE. The Executive agrees not to take any action which prevents the Employer from collecting the proceeds of any life insurance policy or annuity which the Employer or the trust described in Section 5 may happen to own at the time of the Executive's Retirement or death and of which the Employer is the designated beneficiary.

        10.  MISCELLANEOUS.

             10.1 OPPORTUNITY TO CONSULT WITH INDEPENDENT COUNSEL. The Executive acknowledges that he has been afforded the opportunity to consult with independent counsel of his choosing regarding both the benefits granted to him under the terms of this Agreement and the terms and conditions which may affect the Executive's right to these benefits. The Executive further acknowledges that he has read, understands and consents to all of the terms and conditions of this Agreement, and that he enters into this Agreement with a full understanding of its terms and conditions.

             10.2 LARCENY CONVICTION. In the event that the Executive duly convicted by a court of competent jurisdiction of a felony charge of robbing or embezzling from the Employer whereby the Employer suffers loss, then upon such conviction, the Employer is not obligated to make any payments provided by this Agreement or any further payments, if payments have already begun. This Section
10.2 is not intended to put the Executive's receipt of payments in jeopardy for business decisions made during the ordinary course of employment.

             10.3 ATTORNEY'S FEES. In the event of any arbitration or litigation concerning any controversy, claim or dispute between the parties hereto, arising out of or relating to this Agreement or the breach hereof, or the interpretation hereof, the prevailing party shall be entitled to recover from the losing party reasonable expenses, attorneys' fees and costs incurred in connection therewith or in the enforcement or collection of any judgment or award rendered therein. The "prevailing party" means the party determined by the arbitrator(s) or court, as the case may be, to have most nearly prevailed, even if such party did not prevail in all matters, not necessarily the one in whose favor a judgment is rendered.

             10.4 NOTICE. Any notice required or permitted of either the Executive or the Employer under this Agreement shall be deemed to have been duly given, if by personal delivery, upon the date received by the party or its authorized representative, if by facsimile, upon transmission to a telephone number previously provided by the party to whom the facsimile is transmitted as reflected in the records of the party transmitting the facsimile and upon reasonable confirmation of such transmission; and if by mail, on the third day after mailing via U.S. first class mail, registered or certified, postage prepaid and return receipt requested, and addressed to the party at the address given below for the receipt of notices, or such changed address as may be requested in writing by a party.

If to the Employer:                        Bruce Maclin
                                           Chairman of the Board
                                           San Joaquin Bank
                                           Post Office Box 9129
                                           Bakersfield, CA 93389

If to the Executive:                       Bart Hill
                                           2231 Pine Street
                                           Bakersfield, CA 93301

             10.5 ASSIGNMENT. Neither the Executive, the Executive's spouse, nor any other beneficiary under this Agreement shall have any power or right to transfer, assign, hypothecate, modify or otherwise encumber any part or all of the amounts payable hereunder, nor, prior to payment in accordance with the terms of this Agreement, shall any portion of such amounts be: (i) subject to seizure by any creditor of any such beneficiary, by a proceeding at law or in equity for the payment of any debts, judgments, alimony or separate maintenance obligations which may be owned by the Executive, the Executive's spouse, or any designated beneficiary; or (ii) transferable by operation of law in the event of bankruptcy, insolvency or otherwise. Any such attempted assignment or transfer shall be void and shall terminate this Agreement, and the Employer shall thereupon have no further liability hereunder.

             10.6 BINDING EFFECT/MERGER OF REORGANIZATION. This Agreement shall be binding upon and inure to the benefit of the Executive and the Employer and, as applicable, their respective heirs, beneficiaries, legal representatives, agents, successors and assigns. Accordingly, the Employer shall not merge or consolidate into or with another corporation, or reorganize or sell substantially all of its assets to another corporation, firm or person, unless and until such succeeding or continuing corporation, firm or person agrees to assume and discharge the obligations of the Employer under this Agreement. Upon the occurrence of such event, the term "Employer" as used in this Agreement shall be deemed to refer to such surviving or successor firm, person, entity or corporation.

             10.7 NONWAIVER. The failure of either party to enforce at any time or for any period of time any one or more of the terms or conditions of this Agreement shall not be a waiver of such term(s) or condition(s) or of that party's right thereafter to enforce each and every term and condition of this Agreement.

             10.8 PARTIAL INVALIDITY. If any term, provision, covenant or condition of this Agreement is determined by an arbitrator or a court, as the case may be, to be invalid, void, or unenforceable, such determination shall not render any other term, provision, covenant or condition invalid, void or unenforceable, and the Agreement shall remain in full force and effect notwithstanding such partial invalidity.

             10.9 ENTIRE AGREEMENT. This Agreement supersedes any and all other agreements, either oral or in writing, between the parties with respect to the subject matter of this Agreement other than that certain Change in Control Agreement between the parties and contains all of the covenants and agreements between the parties with respect thereto. Each party to this Agreement acknowledges that no other representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not set forth herein, and that no other agreement, statement or promise not contained in this Agreement shall be valid or binding on either party.

             10.10 MODIFICATIONS. Any modification of this Agreement shall be effective only if it is in writing and signed by each party or such party's authorized representative.

             10.11 PARAGRAPH HEADING. The paragraph headings used in this Agreement are included solely for the convenience of the parties and shall not affect or be used in connection with the interpretation of this Agreement.

             10.12 GOVERNING LAW. The laws of the State of California, except to the extent preempted by any federal laws of the United States and, where applicable, the rules and regulations of: (i) the California Superintendent of Banks; (ii) the Board of Governors of the Federal Reserve System; (iii) the Federal Deposit Insurance Corporation; or (iv) any other regulatory agency or governmental authority having jurisdiction over the Employer, shall govern the validity, interpretation, construction and effect of this Agreement.

        IN WITNESS WHEREOF, the Employer and the Executive have executed this Agreement on the date first written above in the City of Bakersfield, California.

EMPLOYER:                                      EXECUTIVE:

SAN JOAQUIN BANK

By:  /s/ Bruce Maclin                          /s/ Bart Hill
     -----------------------------------       ---------------------------
     Bruce Maclin, Chairman of the Board       Bart Hill


By:  /s/ Stephen Annis
     -----------------------------------
     Stephen Annis, CFO Cashier

                                  SCHEDULE "A"

NUMBER OF COMPLETE YEARS WHICH
HAVE ELAPSED SINCE INCEPTION OF

THE PLAN                                        APPLICABLE PERCENTAGE
--------                                        ---------------------

    1....................................................10%
    2....................................................20%
    3....................................................30%
    4....................................................40%
    5....................................................50%
    6....................................................60%
    7....................................................70%
    8....................................................80%
    9....................................................90%
    10..................................................100%

                                    EXHIBIT B
                                    ---------


                         SALARY CONTINUATION AGREEMMENT

                              BENEFMARY DESIGNATION

I designate the following as beneficiary of any death benefits under the Salary Continuation Agreement:

Primary:
         ---------------------------------------------------------------

Contingent:
            ------------------------------------------------------------

Note: To name a trust as beneficiary, please provide the name of the trustee and the exact date of the trust agreement.

I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary, in the event of the dissolution of our marriage.

Signature
          -------------------------------------------------


Date
     --------------------------------


Accepted by the Company this ___day of _________, 199_.


By
   --------------------------------------------------

Title
      -----------------------------------------------